UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO.1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 19, 2007

Nature Vision, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-7475	41-0831186
(Commission File Number)	(IRS Employer Identification No.)

1480 Northern Pacific Road
Brainerd, Minnesota 56401
(Address of Principal Executive Offices and Zip Code)

(218) 825-0733
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01  Financial Statements and Exhibits

On September 25, 2007, Nature Vision, Inc. filed a Current Report on Form 8-K (the “September 8-K”) regarding the completion of its acquisition of Cass Creek.  The September 8-K stated that an amendment to the September 8-K would be made to include the financial statements required by Item 9.01 of Form 8-K.  Subsequent to the filing of the September 8-K, Nature Vision determined that neither disclosure of the acquired operation’s financial statements nor pro forma information was required.  Accordingly, the Form 8-K/A is being filed to amend the September 8-K to remove the statements that such information will be filed under Item 9.01(a) and (b).  The information previously reported in the September 8-K is hereby incorporated by reference into this Form 8-K/A subject to the following changes in Item 9.01(a) and (b):

(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE VISION, INC.
Date: May 1, 2008
/s/ David M. Kolkind
David M. Kolkind
Chief Financial Officer

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